NASDAQ: MLHR Design for the Good of Humankind Baird Global Industrial Conference November 10, 2020 Jeff Stutz, Chief Financial Officer Kevin Veltman, Vice President – Investor Relations & Treasurer

FORWARD LOOKING STATEMENTS This information contains forward-looking statements These statements do not guarantee future performance and portfolio transformation, our ability to attract and retain key within the meaning of Section 27A involve certain risks, uncertainties, and assumptions that are executives and other qualified employees, our ability to of the Securities Act of 1933, as amended, and difficult to predict with regard to timing, extent, likelihood, continue to make product innovations, the success of newly Section 21E of the Securities Exchange Act, as and degree of occurrence. These risks include, without introduced products, our ability to serve all of our markets, amended, that are based on management’s beliefs, limitation, the success of our growth strategy, our success in possible acquisitions, divestitures or alliances, our ability to assumptions, current expectations, estimates, and initiatives aimed at achieving long-term profit optimization integrate and benefit from acquisitions projections about the office furniture industry, the goals, employment and general economic conditions, the pace and investments, the pace and level of government economy, and the company itself. Words like of economic recovery in the U.S. and in our International procurement, the outcome of pending litigation or “anticipates,” “believes,” “confident,” “estimates,” markets, the increase in white-collar employment, the governmental audits or investigations, political risk in the “expects,” “forecasts,” likely,” “plans,” “projects,” willingness of customers to undertake capital expenditures, markets we serve, natural disasters, public health crises, “should,” variations of such words, and similar the types of products purchased by customers, competitive- disease outbreaks, and other risks identified in our filings with expressions identify such forward-looking statements. pricing pressures, the availability and pricing of raw materials, the Securities and Exchange Commission. changes in global tariff regulations, our reliance on a limited number of suppliers, our ability to expand globally given the Therefore, actual results and outcomes may materially differ risks associated with regulatory and legal compliance from what we express or forecast. Furthermore, Herman challenges and accompanying currency fluctuations, changes Miller, Inc. undertakes no obligation to update, amend or in future tax legislation or interpretation of current tax clarify forward-looking statements. legislation, the ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers and the financial strength of our customers, our ability to locate new retail stores and studios, negotiate favorable lease terms for new and existing locations and implement our studio 2

COMPANY SNAPSHOT Headquarters: FY20 Revenue: $2.49B Omni-Channel Zeeland, MI, USA FY20 Adj. Operating distribution model – Over 700 contract dealers in 110 countries Founded: 1905 Income: $206M Employees: ~7,600 – 38 Retail studios – Multiple global e-commerce storefronts FY20 Revenue Mix North America 64% Intl Retail 16% Retail International 20% NA Broad product library across Herman Miller Group of Brands 3

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER Herman Miller Group A collection of leading brands 4

STRATEGIC PRIORITIES: UNLOCK THE POWER OF ONE HERMAN MILLER Our Diversified Portfolio Ten Years Ago Today Geiger Maharam Nemschoff Geiger Nemschoff Premium Premium Maars naughtone DWR Herman Miller Herman Miller CBS CBS HAY Level Level Entry Entry Commercial “Resimercial” Residential Commercial “Resimercial” Residential 5

SITUATION ANALYSIS Digital Disruption Rise Of Direct-to-consumer Safe and Healthy Working Business Models Conditions Changes In Where & How Environmental, Social, and Focus on Home People Work Governance Imperative Environments 6

SITUATION ANALYSIS Recent C-Suite perspectives align with our research that the office remains a critical element of distributed work “It’s a much harder way to work for anything that requires a personal “I think going back to work is a good thing. I think there are negatives to relationship…I think we’re going to find that being together delivers value in working from home. We’ve seen productivity drop in certain jobs and productivity and creativity and relationships that is irreplaceable.” alienation go up in certain things. So we want to get back to work in a safe way.” Arne Sorenson, Marriott International Inc. CEO on remote work Jamie Dimon, JPMorgan Chase & Co. CEO “Most of us are not hermits…We need that social interaction, not only from a business standpoint but truly from a kind of personal-development “There’s sort of an emerging sense behind the scenes of executives saying, standpoint.” ‘This is not going to be sustainable.’” Jim Fish, Waste Management Inc. CEO Laszlo Bock, Humu chief executive and former HR chief at Google, on the state of remote work “In all candor, it’s not like being together physically. And so I can’t wait for everybody to be able to come back into the office. I don’t believe that we’ll return to the way we were because we’ve found that there are some things “What I worry about the most is innovation. Innovation is hard to that actually work really well virtually.” schedule—it’s impossible to schedule.” Tim Cook, Apple Inc. CEO Ellen Kullman, CEO of 3-D printing startup Carbon Inc., on her concerns about remote work “I don’t see any positives. Not being able to get together in person, particularly internationally, is a pure negative.” Reed Hastings, Netflix Inc. co-CEO, on working from home Source: Wall Street Journal 7

SITUATION ANALYSIS Operating from a Position of Strength Broad Product Assortment Multi-Channel Distribution Workplace Knowledge and Research 8

STRATEGIC PRIORITIES Our strategy is centered around four strategic priorities Unlock The Power of One Build a Customer-Centric, 1 Herman Miller 2 Digitally-Enabled Business Model Reinforce Our Commitment Accelerate To Our People, Our Planet, Profitable Growth 3 4 & Our Communities 9

STRATEGIC PRIORITIES 1 Unlock the Power of One Herman Miller Objectives: Build an agile, collaborative, globally-connected Simplify and tailor our go-to-market approach Continue to lead in Product and Innovation organization fit for continuous evolution 10

STRATEGIC PRIORITIES 2 Build a Customer-Centric, Digitally-Enabled Business Model Objectives: Leverage deep understanding of customer journeys to Drive step-change in our data, analytics, Strengthen our core technology backbone deliver inspired products and frictionless customer marketing, and brand capabilities experiences 11

STRATEGIC PRIORITIES 3 Accelerate Profitable Growth Objectives: Continued leadership in North America Drive outsized growth in International Transform our Retail business Contract business 12

STRATEGIC PRIORITIES 4 People, Planet, and Communities Objectives: Build, develop, and retain world-class talent Shape an inclusive and diverse ecosystem Elevate Our Better World Commitment 13

FINANCIAL OUTLOOK Strong track record of financial performance 5 yr. organic revenue growth of 3.3% Robust EPS and free cash flow generation over past 5 years Revenue Adjusted EPS Free Cash Flow (1) ($ billions) ($ millions) $3.0 $3.50 $180 $160 $2.5 $3.00 $2.6 $2.5 $2.97 $140 $153 $2.4 $2.3 $2.3 $2.50 $2.0 $2.61 $120 $131 $2.1 $125 $2.30 $2.00 $2.17 $2.16 $100 $115 $1.5 $104 $1.82 $96 $1.50 $80 $1.0 $60 $1.00 $40 $0.5 $0.50 $20 $- $- $- FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 (1) Cash flow from operations less CAPEX 14

FINANCIAL OUTLOOK Disciplined capital allocation approach focused on value creation 3. Strong & Flexible 4. Capital Returns 1. Support Growth 2. Targeted M&A Balance Sheet To Shareholders SHARE DIVIDENDS ($ millions) CAPEX R+D Q1 FY21 ($ millions) REPURCHASE Investments in M&A, 160 including naughtone, HAY, Cash $297M 100 140 90 62 59 and Maars Living Walls 48 59 Long-term Debt $325M 80 47 120 57 54 70 100 Leverage Ratio 1.1x 60 24 27 80 50 85 87 86 Revolver Avail. $266M 40 14 46 60 71 69 42 30 39 40 35 36 20 20 10 0 0 FY16 FY17 FY18 FY19 FY20 FY16 FY17 FY18 FY19 FY20 Note: Dividend and share repurchase programs temporarily Average annual adjusted return on invested capital of 22% over past 5 years suspended in Q4 FY20 as part of managing liquidity in COVID pandemic. Quarterly dividend re- established in Q2 FY21. 15

FINANCIAL OUTLOOK Focused acquisition and partnership strategy FY10 FY12 FY13 FY15 FY16/FY20 FY19 FY19/FY20 Strategic Rationale Audience ✓ ✓ ✓ Channel ✓ ✓ ✓ Geography ✓ ✓ ✓ ✓ Product ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 16

FINANCIAL OUTLOOK Opportunity for continued revenue growth over the next five years Revenue Core Industry 2-3% New Products and Initiatives 1-2% Retail Growth 1-2% Estimated Annual Organic Revenue Growth * 4-7% * Assumed to be through an economic cycle 17

FINANCIAL OUTLOOK Operating income growth of 2x to 2.5x the rate of organic revenue growth Structurally higher operating margins driven by: — Growth in high margin product categories — Digital transformation — Retail growth and optimization — Scale advantages — Profit improvement initiatives 18

FINANCIAL OUTLOOK Driving Value Creation Distinct Capabilities Clear strategic priorities Strong track record of financial performance and compelling outlook 19